Taxation (China Greenstar Holdings Limited [Member])	9 Months Ended
Sep. 30, 2014
China Greenstar Holdings Limited [Member]
Taxation

4.	Taxation

Income Tax

(i) British Virgin Islands: The Company is incorporated in the BVI. Under the current law of the BVI, the Company is not subject to tax on income or capital gains. Additionally, upon payments of dividends by the Company to its shareholders, no BVI withholding tax will be imposed.

(ii) Hong Kong: Greenstar HK was incorporated in Hong Kong and does not conduct any substantial operations of its own. No provision for Hong Kong profits tax have been made in the financial statements as Greenstar HK has no assessable profits for the period ended September 30, 2014 and December 31, 2013, respectively.

(iii) PRC: The foreign invested enterprises and domestic companies are generally subject to enterprise income tax at a uniform rate of 25%.

PRC Withholding Tax on Dividends

The current PRC Enterprise Income Tax Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their immediate holding companies outside the PRC. A lower withholding tax rate will be applied if there is a tax treaty arrangement between the PRC and the jurisdiction of the foreign holding company. Distributions to holding companies in Hong Kong that satisfy certain requirements specified by PRC tax authorities, for example, will be subject to a 5% withholding tax rate.

As of September 30, 2014, the Group had not recorded any withholding tax as since the PRC subsidiary is in net loss position.

The following table reconciles the Group’s effective tax for the periods presented:

	Nine months ended September 30, 2014	October 25, 2013 (inception) through December 31, 2013
	(Unaudited)
Expected enterprise income tax at statutory tax rate	(21,614)	-
Expenses non-deductable for tax purpose	21,614	-
Effective enterprise income tax	-	-